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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 2, 2000
                Date of Report (Date of earliest event reported)


                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                         1-6388                56-0950247
(State or other jurisdiction      (Commission file number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)

401 NORTH MAIN STREET, WINSTON-SALEM, NC                         27102
(Address of principal executive offices)                       (Zip Code)


                                  336-741-5500
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous independent accountants

                  (i) On February 2, 2000, R.J. Reynolds Tobacco Holdings, Inc. ("RJR") informed Deloitte & Touche LLP that the firm will be dismissed as its independent accountants upon completion of the December 31, 1999 audit.

                  (ii) The reports of Deloitte & Touche LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The audit committee of RJR's board of directors recommended the decision to change independent accountants and the recommendation was approved by RJR's board of directors.

                  (iv) In connection with its audits for the two most recent years and through March 8, 2000 (the date RJR's 1999 Annual Report on Form 10-K was filed with the SEC), there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte & Touche LLP, would require disclosure.

                  (v) During the two most recent years and through March 8, 2000, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

                  (vi) On March 8, 2000, RJR provided a copy of this disclosure to Deloitte & Touche LLP and requested that Deloitte & Touche LLP provide a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter dated March 13, 2000 is filed as Exhibit 16 to this Form 8-K/A.

         (b)      New independent accountants

                  RJR engaged KPMG LLP as its independent accountants to examine and report on RJR's financial statements at and for the year ended December 31, 2000. This engagement will be presented for stockholder ratification at RJR's 1999 annual meeting. During the two most recent fiscal years and through March 8, 2000, RJR has not consulted with KPMG LLP on items which (1) were, or should have been, subject to SAS 50 or (2) concerned a disagreement or reportable event with the former auditor as described in Regulation S-K Item 304(a)(2).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  16 Letter from Deloitte & Touche LLP regarding change in certifying accountant


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     R.J. REYNOLDS TOBACCO HOLDINGS, INC.
                                                       (Registrant)



Date: March 13, 2000                 /s/  Kenneth J. Lapiejko
                                     -------------------------------------------
                                     Kenneth J. Lapiejko
                                     Executive Vice President and Chief
                                     Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number                                Description
-------                               -----------

16 Letter from Deloitte & Touche LLP regarding change in certifying accountant